Exhibit 99.1

CBS Corporation and Viacom Inc.

Announce Expected Closing Date of Merger

ViacomCBS Transaction Expected to Close on December 4 and

Trading of ViacomCBS on Nasdaq Expected to Begin December 5

NEW YORK—Nov. 25, 2019— CBS Corporation (NYSE: CBS.A, CBS) and Viacom Inc. (Nasdaq: VIAB, VIA) today announced that their pending merger is currently expected to close after market hours on Wednesday, December 4th. Immediately following the closing, the combined company will be renamed “ViacomCBS Inc.” (“ViacomCBS”), and it is expected to begin trading on the Nasdaq Global Select Market (“Nasdaq”) on Thursday, December 5th under the new ticker symbols “VIACA” and “VIAC”.

As part of the listing, ViacomCBS will also become eligible for future inclusion in the Nasdaq 100 index.

About CBS

CBS Corporation (NYSE: CBS.A and CBS) is a mass media company that creates and distributes industry-leading content across a variety of platforms to audiences around the world. The Company has businesses with origins that date back to the dawn of the broadcasting age as well as new ventures that operate on the leading edge of media. CBS owns the most-watched television network in the U.S. and one of the world’s largest libraries of entertainment content, making its brand –“the Eye” – one of the most-recognized in business. The Company’s operations span virtually every field of media and entertainment, including cable, publishing, local TV, film and interactive. CBS’ businesses include CBS Television Network, The CW (a joint venture between CBS Corporation and Warner Bros. Entertainment), Network 10 Australia, CBS Television Studios, CBS Global Distribution Group, CBS Consumer Products, CBS Home Entertainment, CBS Interactive, CBS All Access, the Company’s direct-to-consumer digital streaming subscription service, CBS Sports Network, CBS Films, Showtime Networks, Pop, Smithsonian Networks, Simon & Schuster, CBS Television Stations and CBS Experiences. For more information, go to http://www.cbscorporation.com.

About Viacom

Viacom (Nasdaq: VIAB, VIA) creates entertainment experiences that drive conversation and culture around the world. Through television, film, digital media, live events, merchandise and solutions, its brands connect with diverse, young and young at heart audiences in more than 180 countries.

For more information on Viacom and its businesses, visit http://www.viacom.com. Keep up with Viacom news by following it on Twitter (twitter.com/Viacom), Facebook (facebook.com/Viacom) and LinkedIn (linkedin.com/company/Viacom).

Important Information About the Pending Merger Between CBS and Viacom and Where To Find It

In connection with the pending merger between CBS Corporation (“CBS”) and Viacom Inc. (“Viacom”), CBS has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (No. 333-234238) (the “Registration Statement”) that includes a joint consent solicitation statement of CBS and Viacom and that also constitutes a prospectus of CBS (the “joint consent solicitation statement / prospectus”). The Registration Statement was declared effective by the SEC on October 25, 2019. Viacom and CBS commenced mailing the definitive joint consent solicitation statement / prospectus to Viacom stockholders and CBS stockholders on or about October 28, 2019. This communication is not a substitute for the joint consent solicitation statement / prospectus or Registration Statement or any other document which CBS or Viacom may file with the SEC. INVESTORS AND SECURITY HOLDERS OF CBS AND VIACOM ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH INCLUDES THE JOINT CONSENT SOLICITATION STATEMENT / PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED

WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, which includes the joint consent solicitation statement / prospectus, and other documents filed with the SEC by CBS and Viacom through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of CBS (+1-212-975-4321 or +1-877-227-0787; investorrelations@CBS.com) or Viacom (+1-212-846-6700 or +1-800-516-4399; investor.relations@Viacom.com).

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the pending merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the pending merger or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to: (i) the pending merger may not be completed on anticipated terms and timing, (ii) a condition to closing of the pending merger may not be satisfied, (iii) the anticipated tax treatment of the pending merger may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the pending merger, (v) litigation relating to the pending merger against CBS, Viacom or their respective directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the pending merger, (vii) any negative effects of the announcement, pendency or consummation of the pending merger on the market price of CBS’ or Viacom’s common stock and on CBS’ or Viacom’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the pending merger, (ix) the risks and costs associated with the integration of, and the ability of CBS and Viacom to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the pending merger will harm CBS’ or Viacom’s business, including current plans and operations, (xi) the ability of CBS or Viacom to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, (xiii) the other risks described in CBS’ and Viacom’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q, and (xiv) management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the pending merger, are more fully discussed in the joint consent solicitation statement / prospectus included in the Registration Statement. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on CBS’ or Viacom’s consolidated financial condition, results of operations, credit rating or liquidity. Neither CBS nor Viacom assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media:

CBS

Dana McClintock,

Executive Vice President, Chief Communications Officer

(212) 975-1077

dlmcclintock@cbs.com

Kelli Raftery,

Executive Vice President, Communications

(212) 975-3161

kelli.raftery@cbs.com

Viacom

Justin Dini,

Senior Vice President, Corporate Communications

(212) 846-2724

justin.dini@viacom.com

Justin Blaber

Senior Director, Corporate Communications

(212) 846-3139

justin.blaber@viacom.com

Investors:

CBS

Anthony DiClemente,

Executive Vice President, Investor Relations

(212) 975-2160

anthony.diclemente@cbs.com

Viacom

James Bombassei,

Senior Vice President, Investor Relations and Treasurer

(212) 258-6377

james.bombassei@viacom.com